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                                                                 EXHIBIT 10.4



                                 AMENDMENT TO
                            FMC SALARIED EMPLOYEES'
                                 MASTER TRUST


     The Master Trust Agreement effective January 1, 1995, between FMC CORPORATION, a Delaware corporation, and HARRIS TRUST AND SAVINGS BANK (the "Trustee"), is amended as follows:

Section 4A.  Revise the first sentence to read:

     Each participant under a plan of a participating trust ("participant") is, for purposes of this section, hereby designated a "named fiduciary" within the meaning of ERISA Section 403(a)(1), with respect to shares of Company Stock held in his account.

Section 4A(a).  Delete the third sentence and substitute for the last sentence:

     The Trustee shall vote unallocated shares, as well as allocated shares for which it has not received direction, as directed by the Company, which may delegate to an independent fiduciary, the authority to so direct the Trustee.

     The parties have executed this Amendment on April 20, 1995, to be effective as of January 1, 1995.


Attest:                                FMC CORPORATION


/s/ Robert L. Day                      By /s/ Patrick J. Head
------------------------------           -------------------------------
     Secretary                                  Vice President



Attest:                                HARRIS TRUST AND SAVINGS BANK


                                       By /s/ Katherine B. Allen
------------------------------           -------------------------------
Trust Officer                                   Vice President



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